UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AUDACY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AUDACY, INC.

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 24, 2023.

On April 4, 2023, Audacy, Inc. filed a definitive Proxy Statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with its Annual Meeting of Shareholders to be held by a live webcast on May 24, 2023.

Due to inadvertent error, the Proxy Statement identified the day of the meeting as a Tuesday. The Annual Meeting will occur on May 24, 2023, which is a Wednesday.